 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2007

Commission File	Registrant, State of Incorporation, Address of	I.R.S. Employer
Number	Principal Executive Offices and Telephone Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None
______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated February 14, 2007
EX-99.2 Press Release dated February 15, 2007

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On February 14, 2007, Sierra Pacific Resources (SPR) issued a press release announcing that Brian J. Kennedy, former president and chief executive officer of Reno-based Meridian Gold Inc., has been elected to SPR's board of directors, effective immediately. Mr. Kennedy will also join the boards of SPR’s two utility subsidiaries, Sierra Pacific Power Company and Nevada Power Company. Mr. Kennedy’s term as an SPR director will run until SPR’s 2007 annual meeting. A copy of the press release is attached hereto as Exhibit 99.1.

 (c) and (d) On February 15, 2007, SPR issued a press release announcing that Michael W. Yackira has been elected president and chief operating officer of SPR and a member of SPR's board of directors, each effective immediately. Mr. Yackira, 55, also joins the boards of SPR’s two utility subsidiaries, Sierra Pacific Power Company and Nevada Power Company. Mr. Yackira previously served as the company's chief financial officer since December 2003, and prior to that served as the company’s executive vice president, strategy and policy commencing in January 2003, when he joined SPR. Prior to joining SPR, Mr. Yackira worked for 11 years with the FPL Group, a major electric utility in the state of Florida. During his tenure there, Mr. Yackira was senior vice president, finance and chief financial officer of Florida Power & Light Co. SPR also announced in its press release that William D. Rogers has been elected senior vice president, chief financial officer and treasurer of SPR, effective immediately. Mr. Rogers, 46, previously served as the company's vice president, finance and risk and corporate treasurer since November 2006, and as the company’s corporate treasurer since June 2005. Prior to joining SPR, Mr. Rogers served as managing director of debt capital markets for Merrill Lynch & Co. in New York from 2000 to 2005. Before joining Merrill Lynch, he held the same position with JP Morgan Chase in New York from 1992 to 2000. A copy of the press release is attached here to as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits—

99.1 - Press Release dated February 14, 2007
99.2 - Press Release dated February 15, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: February 16, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)

Date: February 16, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)

Date: February 16, 2007	By:	/s/ John E. Brown
John E. Brown
Controller